UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 15, 2023

Commission File No. 001-14778

Soligenix, Inc.

(Exact name of small business issuer as specified in its charter)

DELAWARE	41-1505029
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

29 Emmons Drive, Suite B-10 Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

(609) 538-8200

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SNGX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported, Soligenix, Inc. (the “Company”) initially convened its 2023 Annual Meeting of Stockholders (the “Meeting”).  As there was not a sufficient number of shares of the Company’s common stock present or represented by proxy in order to a constitute quorum, the Company adjourned the initial session of the Meeting on September 21, 2023 and the reconvened sessions of the Meeting on October 18, 2023 and November 16, 2023, without transaction any business.

On December 15, 2023, the Meeting reconvened.  There being a sufficient number of shares of the Company’s common stock present or represented by proxy in order to a constitute quorum, the following items were voted upon:

Proposal One	Election of Directors:

The following five nominees were elected as directors to serve until the 2024 Annual Meeting of Stockholders by votes as follows:

Name	For	Withheld
Christopher J. Schaber, PhD	2,392,737	1,519,856
Gregg A. Lapointe, CPA, MBA	2,648,262	1,264,331
Diane L. Parks, MBA	2,622,353	1,290,240
Robert J. Rubin, MD	2,408,798	1,503,795
Jerome B. Zeldis, MD, PhD	2,404,068	1,508,525

There were 1,602,901 broker non-votes in the election of directors.

Proposal Two	Non-binding advisory vote on executive compensation:

The proposal to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers as disclosed in the Company’s 2023 proxy statement was approved, and the votes were as follows:

For	Against	Abstain
2,315,274	707,529	889,790

There were 1,602,901 broker non-votes on this proposal.

Proposal Three	Ratification of the Appointment of Independent Registered Public Accounting Firm:

The proposal to ratify the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 was approved by votes as follows:

For	Against	Abstain
4,439,358	188,624	887,512

There were no broker non-votes on this proposal.

Item 9.01.Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Soligenix, Inc.

December 15, 2023	By:	/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer
(Principal Executive Officer)

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